RW Beck

                       INDEPENDENT ENGINEER'S CERTIFICATE

                                 August 31, 1998


Bankers Trust Company,
         as Trustee
Corporate Trust Department
4 Albany Street
New York, New York  10006


Re:      Results of Independent Engineer's Review
         Restructuring of Phase I
         Selkirk Cogeneration Facility


Ladies and Gentlemen:

In our capacity as Independent Engineer under the Indenture (defined below) we have performed a review of the impact of the Phase I Restructuring (defined below) on the Selkirk Project projected economics. For purposes of this Independent Engineer's Certificate "Phase I Restructuring" means and includes the following transactions: (1) the restructuring of the current Phase I power purchase agreement ("Existing PPA") between Selkirk Cogen Partners, L.P. (the "Partnership") and Niagara Mohawk Power Corporation ("NiMo") pursuant to the Master Restructuring Agreement dated as of July 9, 1997 among NiMo, the Partnership and other IPP's, as amended, (2) the execution, delivery and performance of the agreements listed on Attachment A to this Independent Engineer's Certificate, and (3) the completion of the other transactions listed on Attachment A. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in Attachment A and in the Trust Indenture dated as of May 1, 1994 among Selkirk Cogen Funding Corporation, the Partnership and Bankers Trust Company, as Trustee (the "Indenture").

R. W. Beck, Inc., the Independent Engineer under the Indenture, hereby certifies to you as follows:

         1. The undersigned officer of R. W. Beck, Inc. is its Authorized Representative, has read the provisions of Sections 6.20(a)(i) and
              (ii) and 6.20(c)(i) and related definitions of the Indenture and has made such examination or investigation as is necessary to enable the expression of an informed opinion as to the matters addressed by this Independent Engineer's Certificate.

The Corporate Center, East Wing 550 Cochituate Road P.O. Box 9344 Framingham, MA 01701-9344

Phone  (508)  935-1600  Consulting  Fax  (508)  935-1888  Engineering  Fax (508)
935-1666

Independent Engineer's Certificate
August 31, 1998
Page 2

          2. Our analyses focused on the preparation and comparison of projected economics through the terms of the bonds for the case with the Existing PPA and the case that would result from the
               proposed  Phase  I  Restructuring.   For  both  cases,  projected
               economics  were prepared  utilizing  the Selkirk Cogen  Partner's
               Long-Term Production Model which is the model used in the preparation of the Annual Independent Engineer's Report delivered to the Trustee under the Indenture. However, the Annual Independent Engineer's Reports are prepared utilizing a short-term (i.e., monthly) model for the first two years, which was not necessary as part of these analyses. Further, as part of our analyses, the projected economics presented in the Annual Independent Engineer's Report dated November 1997 (i.e., with the Existing PPA), were updated to reflect recent and proposed assumptions by the Partnership. The resultant case with the Existing PPA is referred to herein as the "Existing PPA Case." The projected economics for the Phase I Restructuring (the "Amended PPA Case") include modeling the impact of the proposed Amended PPA, as well as the resultant changes to projected electric dispatch and operating expenses.

               We have not reviewed the Selkirk Project Agreements for gas supply and transportation including those Phase I Restructuring agreements indicated as numbers 5, 6, 7, and 8 on Attachment A, but have relied upon the review of the fuel agreements and projections of the Selkirk Cogeneration Facility fuel costs as reviewed by the Gas Consultant, C. C. Pace. The details of our comparative analyses are described in Attachment B to this letter.

          3. We believe that the projected economics for the two cases use reasonable assumptions consistent in all material respects with the Selkirk Project Agreements and the historical operating results of the project, and that the resultant Projected Debt
               Service Coverage Ratios are reasonable in light of such assumptions.

          4. Subject to the foregoing and Attachment B, we have made the following determinations:

               . We find, and concur with the Partnership's determination pursuant to Section 6.20(a)(i) and (c)(i) of the Indenture set forth in Attachment C, that the implementation of the Phase I Restructuring could not reasonably be expected to result in a "Material Adverse Change" within the meaning of the Partnership's Indenture and, to the extent applicable, would not impair the ability of the Partnership to perform its obligations under the other Project Agreements.

                . We find,  and  concur  with the  Partnership's  determination pursuant to Section 6.20(a)(ii) of the Indenture set forth in Attachment C, that, after giving effect to the Phase I Restructuring, the debt service coverage thresholds established in the Indenture are satisfied -- a minimum annual

Independent Engineer's Certificate
August 31, 1998
Page 3


                  Projected Debt Service Coverage Ratio of at least 1.5:1 and an average annual Projected Debt Service Coverage Ratio for the remaining term of the Bonds of at least 1.75:1.


IN WITNESS WHEREOF, the undersigned has executed this Independent Engineer's Certificate as of the date first written above.

                                   R. W. BECK, Inc.



                                   By: /s/Michael W. Noga
                                       ------------------------------------
                                       Name:  Michael W. Noga
                                       Title: Principal and Senior Director

                                  ATTACHMENT A
                             RESTRUCTURING DOCUMENTS


1. Master Restructuring Agreement dated as of July 9, 1997 among Niagara Mohawk Power Corporation ("NiMo"), Selkirk Cogen Partners, L.P. (the "Partnership") and the other IPP's named therein (as amended, the "MRA")

          a.   First Amendment dated March 31, 1998

          b.   Second Amendment dated April 21, 1998

          c.   Third Amendment dated April 30, 1998

          d.   Fourth Amendment dated May 7, 1998

          e.   Fifth Amendment dated June 2, 1998

2. Allocation Agreement dated April 21, 1998 among the Partnership and certain other IPP's (as amended, the "Allocation Agreement")

          a.   First Amendment dated May 7, 1998.

3. Amended and Restated Power Purchase Agreement dated as of July 1, 1998 between the Partnership and NiMo (the "Amended PPA")

4. Mutual General Release and Agreement dated as of July 1, 1998 between the Partnership and NiMo (the "Mutual Release")

5. Second Amended and Restated Gas Contract dated May 6, 1998 between the Partnership and Paramount Resources Limited ("Paramount") (the "Amended Paramount Contract")

6. Agreement with respect to Gas Transportation dated May 6, 1998 between the Partnership and Paramount (the "Paramount Transportation Agreement").

7. Amendment to Gas Transportation agreement dated July 20, 1998 between the Partnership and TransCanada Pipelines Ltd. ("TransCanada") (the "Amended TransCanada Agreement")

8. Three-party agreement with respect to Items 6 and 7 above dated July 20, 1998 among the Partnership, Paramount and TransCanada (the "TransCanada Consent")

9. The Partnership's agreement with NiMo (contained in the Mutual Release) to terminate the existing License Agreement dated as of October 23, 1992 between the Partnership and NiMo (the "License Agreement")

                                  ATTACHMENT B

Following is a summary of the detailed analyses utilized in preparing the Existing PPA Case and the Amended PPA Case. Also attached are Pro Forma summaries for each of the cases.

EXISTING PPA CASE

The  Existing  PPA  Case is  based  on the  assumption  that  the  overall  NiMo restructuring represented by the Master Restructuring Agreement among NiMo and certain IPP's (the "MRA") is not implemented. Further, the Existing PPA case was prepared in order to reflect the Partnership's updated assumptions in operation and pricing conditions for each of Phases I and II from that which was projected and included in our November 1997 Independent Engineers Report (the "IER"). The changes between the IER conditions and assumptions include the following items:
(1) a reduction in the O&M Fee after year 2000; (2) an increase in the steam demand from GE; (3) Phase I gas capacity release through the term of the Bonds;
(4) additional gas peak shaving for Phase I; (5) additional gas transportation revenue, and; (6) changes in the Iroquois transportation demand and transportation commodity costs for Phase I and Phase II. The assumptions related to gas were reviewed and concurred with by C.C. Pace, the Fuel Consultant.

Basic   assumptions  used  in  the  Projected   Operating   Results,   including
availability, fuel pricing, and dispatch reflect assumptions commensurate with long-term projections.

AMENDED PPA CASE

The July 29, 1998 draft of the Amended and Restated Power Purchase Agreement between NiMo and the Partnership (the "Amended PPA") provides for the project term to be reduced to 10 years from June 30, 1998. The Existing PPA is set to expire on April 16, 2012. Under the terms of the Amended PPA that contract will expire on June 30, 2008.

The Amended PPA provides for revenues to be compressed into a shorter term and includes a monthly contract payment ("Monthly Contract Payment"), the fixed portion of which is payable by NiMo, regardless of the operation of Phase I. The variable portion of the Monthly Contract Payment is based on energy and capacity actually sold to NiMo under the Amended PPA. The Monthly Contract Payment consists of four indexed pricing components; the capacity component and the fixed portion of the energy component are offset by actual market prices. Market prices will be established by the marketplace in conjunction with the Independent System Operator and/or Power Exchange ("ISO/PE") for each of 11 regions within New York State. Market prices will be determined based on daily bids for quantity and price of energy as put by each willing supplier and will establish the price at which each generator will be paid for energy supplied to the region. Prior to the establishment of such market prices, the initial market pricing for energy will be a proxy market price based on NiMo's tariff for power purchases from QF's.

The Amended PPA also provides that the Selkirk project may require NiMo to take and purchase defined quantities of energy and capacity, at market prices, during the period before the ISO/PE is fully functional. This energy and capacity may be produced by Phase I, Phase II or third party sources. NiMo also has the right to call Phase I's energy and capacity, up to the defined contract quantities, during the period prior to the

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 2

implementation by the ISO/PE of market pricing (or 24 months, if earlier). If NiMo exercises this right, the purchase price will be the greater of the initial market price or the project's variable costs of production.

As a result of the MRA many of the power purchase agreements which NiMo has with NUGs will be restructured or bought out. Therefore, the level of dispatch of the remaining units including Selkirk Phase I and Phase II will be modified. The Partnership has provided a dispatch analysis conducted by Slater Consulting which models the dispatch of Selkirk's Phases I and II after the restructuring in New York State. Dispatch factors increased from that assumed in the Existing PPA Case, principally due to the retirement of approximately 1,050 MW of existing NUG units. Slater's analysis also includes a market price for electricity after restructuring which is the projected price for electricity for the region in which the Selkirk facility is located. The "Market Price" projected by Slater has been used in pricing both the fixed and variable portions of the energy component of the monthly contract payment.

The higher dispatch projections for Selkirk Phase I and II will result in a change in the schedule of major maintenance expenditures; therefore, we have estimated a revised schedule of major maintenance deposits.

We believe that the non-fuel operating and maintenance expenses for the Amended PPA Case will not increase materially over those for the Existing PPA Case, and therefore have not revised their costs for the Amended PPA Case. We examined the impact of a marginal increase to normal non-fuel operating and maintenance expenses and find that it has little impact on the debt service coverage ratio for the Amended PPA Case.


         REVENUES

The Amended PPA provides the Partnership three potential sources of revenue. The first revenue source will be Monthly Contract Payments to be paid by NiMo regardless of Phase I output, except in the event that the Market Price or Market Capacity Price (which offset the capacity component and the fixed portion of the energy component) are so high as to reduce the Monthly Contract Payment below zero. In such case the Partnership would be obligated to make payments to NiMo.

The Partnership has two options for augmenting the fixed portions of the Monthly Contract Payment: (1) it can exercise its option, prior to the establishment of a fully functioning ISO/PE to require NiMo to take and purchase up to the contract quantity of energy or capacity, at the Market Energy Price ("Sale Option"); and (2) in lieu of or in addition to sales to Nimo, it can make market sales of Phase I energy or capacity. In 1998 there is an additional one-time adjustment which represents revenue to Selkirk in 1998 only. A new set of inputs, as described below, exists in the model which addresses the changed revenue structure as proposed in the Amended PPA.

Contract Quantities. The Annual Contract Volumes in MWh, which are used to calculate the fixed portions of the Monthly Contract Payment and establish the maximum quantities

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 3

of energy and capacity which NiMo can be obligated to purchase or Selkirk obligated to sell, are as shown in Table 1. The Amended PPA specifies applicable monthly quantities (the "Monthly Contract Quantity") based on the Annual Contract Volumes.



                                     Table 1
                          Annual Contract Volume (MWh)
               Contract Year                      Annual Contract Volume (MWh)
               --------------                     ----------------------------
                     1                                 325,400
                     2                                 331,000
                     3                                 375,900
                     4                                 417,500
                     5                                 419,500
                     6                                 442,000
                     7                                 451,700
                     8                                 461,300
                     9                                 473,400
                     10                                485,200
 .

MONTHLY CONTRACT PAYMENTS The Monthly Contract Payment is the sum of four (4) components: (1) a Capacity Payment; (2) an Energy Payment; (3) a Transportation Payment; and (4) an Operation and Maintenance Payment. NiMo will be obligated to pay the Partnership the monthly payment to the extent such number is positive, and the Partnership will be obligated to pay NiMo the monthly payment to the extent such number is negative. In the Amended PPA Case, this number is always positive.

1.   The "Capacity  Payment" will be an amount equal to the  difference  between
     (A) the Contract Capacity Payment and (B) the Market Capacity Payment.

     A. The "Contract Capacity Payment" will equal the product of (i) the Contract Capacity Rate, (ii) the Monthly Contract Quantity and (iii) the DMNC Adjustment. The Contract Capacity Rates are as follows:

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 4

                   Contract Year        Capacity Rate

                         1              $73.83/MWh
                         2              $73.60/MWh
                         3              $75.73/MWh
                         4              $75.76/MWh
                         5              $76.10/MWh
                         6              $76.45/MWh
                         7              $76.82/MWh
                         8              $77.23/MWh
                         9              $77.79/MWh
                        10              $78.42/MWh

         The DMNC Adjustment is a quotient, the numerator of which is the tested Phase I DMNC and the denominator of which is 79.9 MW.


          B. The "Market Capacity Payment" will be an amount equal to the product of (x) the Market Capacity Price in $/MW and (y) the weighted averaged capacity associated with the notional quantity of capacity corresponding to the applicable contract quantity. The Market Capacity Price will be: (i) equal to zero during the period prior to the establishment of the ISO/PE and any time thereafter when no separate capacity market exists; and (ii) after the ISO/PE is established and only if a separate capacity market exists, equal to the market price paid to sellers for capacity at the project's location.

2. The "Energy Payment" will be equal to the sum of (A) the Contract Energy Payment, (B) the Delivered Energy Payment, (C) the Delivered Capacity Payment and (D) the Call Energy Payment.

     A. The "Contract Energy Payment" will be an amount equal to the product of (i) the difference between the Contract Energy Price and the Market Energy Price, (ii) the Monthly Contract Quantity and (iii) the DMNC Adjustment. The Contract Energy Price for the first two Contract Years will be fixed as follows: $15.80/MWh for the first contract year and $15.95/MWh for the second contract year. In contract years 3 through 10, the Contract Energy Price will consist of the heat rate of 10,950 MMBtu/MWh multiplied by 105% of the current month's spot gas price at the Empress border. This spot gas price is currently assumed to be equal to the Pan Can Commodity Negotiated T2 rate, times 10,950 MMBtu per MWh and is estimated by the Partnership to be $18.25 per MWh in
          year    3    and     $19.70     per    MWh    in    year    4.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 5


          The Market Energy Price is defined as the locational based market price ("LBMP") for energy for the next day which is applicable to the Selkirk Project. Prior to the establishment of the ISO/PE and its implementation of LBMP pricing, the Market Energy Price will be NiMo's short-term avoided energy and capacity costs, as stated in its tariff for the purchase of power from QF's ("SC-6 Rate").

     B. The "Delivered Energy Payment" will be an amount equal to the product of (i) the Delivered Energy Quantity (which is the amount of energy actually sold to NiMo) and (ii) the Market Energy Price.

     C. The "Delivered Capacity Payment" will be equal to the product of (i) the Delivered Capacity Quantity (which is the amount of capacity actually sold to NiMo) and (ii) the Market Capacity Price in $/MW.

     D. The "Call Energy Payment" will be equal to the product of (i) the Delivered Call Quantity (which is the amount of energy actually sold to NiMo in connection with its exercise of the Call Option) and (ii) the Call Energy Price in $/MW. The Call Energy Price will be the higher of the SC-6 rate and the project's variable fuel and operation and maintenance cost of production.

3. The "Transportation Payment" will be an amount equal to the product of (A) the Transportation Price, (B) the Monthly Contract Quantity and (C) the DMNC Adjustment. The Transportation Price for the first two contract years is fixed; it will be $7.15/MWh in the first contract year and $7.35/MWh in the second. Beginning on July 1 of the year 2000 and thereafter, the Transportation Price will be equal to $7.15/MWh adjusted to reflect changes since July 1, 1998 in the consumer price index for urban consumers in New York-Northern New Jersey-Long Island ("CPI").

4. The "Operation and Maintenance Payment" will be the product of (A) the O&M Price, (B) the Monthly Contract Quantity and (C) the DMNC Adjustment. The O&M Price for the first two contract years will be fixed as $6.70/MWh in the first contract year and $6.89/MWh in the second contract year. Beginning on July 1 of the year 2000 and continuing thereafter, the O&M Price will be $6.70/MWh adjusted to reflect changes since July 1, 1998 in CPI. For purposes of this report we have assumed that the rate of general inflation is the same as contained in the Existing PPA Case, which is 3.1 percent per year.

The pricing components are summarized for each of the first five years of the Amended PPA in Table 2.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 6



                                                     Table 2

                                           Fixed Contract Price ($/MWh)
Contract              Contract               Contract                 Contract                 Contract            Total
    Year            Capacity Rate          Energy Price         Transportation Price          O&M Price             FCP
    ----            -------------          ------------         --------------------          ---------             ---
      1                73.83                   15.80                    7.15                     6.70              103.48
      2                73.60                   15.95                    7.35                     6.89              103.79
      3                75.73                   18.25                    7.60                     7.12              108.70
      4                75.76                   19.70                    7.84                     7.34              110.63
      5                76.10                   22.80                    8.08                     7.57              114.55

For purposes of this analysis, we have utilized the Slater forecast of the Market Energy Price, which is the clearing price for energy for Phase I. Slater's forecast of the Market Energy Price is that provided to us by the Partnership on March 19, 1998. The Market Energy Price as estimated by Slater is summarized in Table 3.



                             Table 3
        Slater Forecast of Locational Based Market Price

             Year                            ($/MWh)

             1998                             $26.20
             1999                              25.80
             2000                              26.90
             2001                              28.60
             2002                              29.80
             2003                              31.10
             2004                              32.20
             2005                              33.50
             2006                              34.90
             2007                              35.90


Power Sales to NiMo and the Marketplace. From the effective date of the Amended PPA until an ISO/PE is established and fully functioning, the Partnership will have the option to sell and deliver energy and capacity to NiMo up to a specified Monthly Contract Quantity, plus up to 5% of the Monthly Contract Quantity. NiMo will be required to take and pay for such energy and capacity as the Partnership delivers to it under the Sale Option at the Market Energy Price, and, if applicable, the Market Capacity Price.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 7


For any time-period during which the Partnership does not sell to NiMo, it may sell such energy and associated capacity to third parties, provided that it first offers NiMo the opportunity to purchase that energy and capacity at the Market Energy Price, and, if applicable, the Market Capacity Price. The Partnership is free to sell energy and capacity in excess of the Monthly Contract Quantity to third parties without giving NiMo a right of first refusal.


In the Amended PPA Case, Selkirk receives revenues from the exercise of the Sale Option. Additionally, there is a market for the energy generated from Phase I which is in excess of the Monthly Contract Quantity. Under Slater's revised dispatch for the Amended PPA Case, in 1998 Phase I will generate approximately 624,892 MWh assuming capacity of 79.9 MW, availability of 93 percent and a dispatch of 96 percent. For purposes of this analysis, we have assumed that all of Phase I's energy not sold to NiMo is sold to the marketplace at the Slater forecasted Phase I Market Price.


Total revenues from projected Phase I energy sales over the term of the Bonds are shown in Table 4.


                                     Table 4
                            Delivered Energy Revenues

                       Total               Slater             Total
                     Delivered          Market Price         Revenue
     Year           Energy Sales           ($/MWh)           ($000)
     ----           ------------        --------------    ---------
     1999             624,892                25.80           16,122
     2000             633,262                26.90           17,035
     2001             631,401                28.60           18,058
     2002             637,911                29.80           19,010
     2003             637,911                31.10           19,839
     2004             646,318                32.20           20,811
     2005             644,420                33.50           21,588
     2006             644,420                34.90           22,490
     2007             644,420                35.90           23,135
     2008             646,318                36.70           23,720
     2009             644,420                37.70           24,295
     2010             644,420                38.70           24,939
     2011             644,420                40.10           25,841
     2012             190,860                41.40            7,902

(1) - Year 2012 is a partial year due representing operations through April 16, 2012.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 8


The Partnership may also choose to sell capacity to NiMo or to the marketplace. Assuming that the New York Power Pool does not have adequate capacity for either existing load or to meet reserve requirements, Phase I capacity not sold to NiMo may be sold to the marketplace. For purposes of the analysis, we have assumed that the notional capacity corresponding to the Monthly Contract Quantity is fully committed to NiMo. Any excess capacity is calculated as the nominal rating of the unit of 79.9 MW less the capacity sold to NiMo. In 1998, the Amended PPA calls for Phase I to have a maximum of 45 MW for sale to NiMo. The remaining capacity of (79.9-45.0) 34.9 MW is assumed to be available for sale in 1998.

The market capacity price was estimated by Slater to be $3.2877 per MWh in the fall of 1997. This price is used as the revenue basis for the sale of excess capacity of Phase I. In 1998, the capacity of 34.9 MW is valued at $3.3896 per MWh. The resulting revenue to Selkirk is approximately $1,036,279 in 1998. The future capacity price is assumed to increase at the rate of general inflation of
3.1 percent per year.

1998 NIMO SETTLEMENT ADJUSTMENTS. In 1998 there are additional one-time adjustments to the revenues under the NiMo Settlement Agreement which the Partnership has provided and we have not independently verified. The net effect of these adjustment has been estimated by the Partnership to be an increase in 1998 NiMo revenue of $8,054,041.


         DISPATCH ASSUMPTIONS

The operation of Phases I and II under the MRA required that the dispatch factors be adjusted to account for the changing treatment of utility generation in New York State as a result of the MRA. The principal impact on the dispatch due to the MRA is that many of the units competing with Phases I and II for dispatch would be shutdown or restructured as merchant plants. A revised dispatch forecast was provided to us by the Partnership as prepared by Slater Consulting and dated March 19, 1998. The revised dispatch is a change to that used in the Existing PPA Case and represents a dramatic increase in the dispatch factors used for Phase I and somewhat less dramatic change for those used in Phase II from those used in the Existing PPA Case. The dispatch factors for each of Phase I and II under both the existing PPA Case and the Amended PPA Case are shown in Table 5.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 9


                                     Table 5
                                Dispatch Factors
                              At 100% Availability

          Existing PPA Case (%)           Amended PPA Case (%)

  Year     Phase I    Phase II           Phase I     Phase II

  1998       31          92                96          99
  1999       45          94                96          98
  2000       45          95                97          99
  2001       60          95                97          99
  2002       69          95                98          99
  2003       67          96                98          99
  2004       73          96                99         100
  2005       73          97                99         100
  2006       70          97                99         100
  2007       71          96                99         100
  2008       67          96                99         100
  2009       74          97                99         100
  2010       68          98                99         100
  2012       60          98                100        100


         MAJOR MAINTENANCE

We have accounted for the changes to the Major Maintenance expenditures by estimating the Equivalent Operating Hours under the Amended PPA Case dispatch assumptions and have calculated a schedule of deposits at a level which would keep the major maintenance reserve fund from dropping to a level below $0 and, after inclusion of interest income, will be adequate to continue to perform the necessary maintenance under the proposed conditions. The required deposit and scheduled expenditures are shown in Table 6.

Selkirk Cogen Partners, L.P.
August 27, 1998
Page 10



                                                 Table 6
                                            Major Maintenance
                                  Schedule of Deposits and Withdrawals
                                                 ($000)

                              Deposits                 Withdrawals                     Balance

         1998                   8,104                     2,605                         7,185
         1999                   3,677                     1,320                         9,542
         2000                   1,959                     8,264                         3,237
         2001                   4,778                     1,066                         6,950
         2002                   4,238                     1,701                         9,487
         2003                   3,312                     3,111                         9,688
         2004                   1,509                     9,524                         1,673
         2005                   1,570                      80                           3,163
         2006                   4,630                      332                          7,462
         2007                   9,927                     4,114                        13,275
         2008                    710                       265                         13,720
         2009                   3,046                     9,514                         7,252
         2010                   1,379                     5,004                         3,627
         2011                    508                      2,611                         1,524
         2012                     0                       1,524                           0

--------------------
Notes:

(1) - Beginning balance assumed to be $1,684,810 on January 1, 1998.





EXISTING PPA BASE CASE
                                    1998       1999         2000        2001       2002       2003         2004         2005
                                   -----       -----        -----       -----      -----      -----        -----        ----
PERFORMANCE
Unit 1
  DMNC (kW) (1)                   79,900      79,900       79,900       79,900      79,900    79,900       79,900      79,900
  Availability Factor (2)          93.0%       93.0%        93.0%        93.0%       93.0%     93.0%        93.0%       93.0%
  Capacity Factor (3)              28.8%       41.8%        42.0%        55.8%       64.1%     62.3%        68.1%       67.9%
  Energy Sales to
    Niagara Mohawk (MWh)
Existing PPA Energy
    Sales (MWh) (4)             201,747      292,803      293,666      390,619     448,987   436,132      476,445     475,070
Amended PPA Energy
    Sales (MWh) (5)               --            --           --           --          --        --           --           --
Fixed Energy
    Sales (MWh) (6)               --            --           --           --          --        --           --           --
Delivered Capacity
    Sales (kW) (7)                --            --           --           --          --        --           --           --
Unit 2
  DMNC (kW) (1)                 265,000      265,000      265,000     265,000     265,000     265,000     265,000     265,000
  Availability Factor (2)         92.0%        92.0%        92.0%       92.0%       92.0%       92.0%       92.0%       92.0%
  Capacity Factor (3)             84.6%        86.5%        87.4%       87.4%       87.4%       88.3%       88.3%       89.2%
  Energy Sales to
    Con Ed (MWh)              1,964,833    2,007,547    2,034,946   2,028,904   2,028,904   2,050,260   2,056,366   2,071,617
Steam Sales (Mlbs) (8)        1,381,890    1,446,453    1,517,164   1,581,647   1,652,402   1,725,352   1,805,495   1,878,105
Contract Fuel Purchased
    at Facility (BBtu)(9)    26,021,580   26,021,580   26,092,872  26,021,580  26,021,580  26,021,580  26,092,872  26,021,580
Contract Fuel
    Purchased (BBtu) (10)    28,360,172   28,360,172   28,437,871  28,360,172  28,360,172  28,360,172  28,437,871  28,360,172
Fuel Required for
    GE Plant (BBtu) (11)         --           --           --          --          --          --          --            --
Fuel Consumption at
    the Facility (BBtu)(12)  19,414,148   20,388,474   20,677,947  21,375,694  21,860,236  22,006,053  22,417,743  22,582,160
Fuel for Resale (BBtu) (13)   6,607,432    5,633,106    5,414,925   4,645,886   4,161,344   4,015,527   3,675,129   3,439,420
Spot Market Fuel
    Purchased (BBtu) (14)        --           --           --          --           --          --            --         --

COMMODITY PRICES
Electricity Price
  Niagara Mohawk Contract
Existing PPA Fixed
    Component ($ /kW-yr)(15)    $279.04      $278.70     $281.83      $281.26    $282.33      $294.06     $296.09     $299.74
Existing PPA Variable
    Component ($/MWh) (16)       $30.75       $30.46      $31.47       $32.48     $33.24       $34.15      $35.00      $35.95
Amended PPA Delivered
    Energy ($/MWh) (17)           $0.00        $0.00       $0.00        $0.00      $0.00       $0.00        $0.00       $0.00
Amended PPA Fixed
    Component ($/MWh) (18)        $0.00        $0.00       $0.00        $0.00      $0.00        $0.00       $0.00       $0.00
Amended PPA Delivered
    Capacity ($/kW-yr) (19)       $0.00        $0.00       $0.00        $0.00      $0.00        $0.00       $0.00       $0.00
  Con Edison Contract
Fixed Component
  ($/kW-yr) (20)                $305.38      $310.09     $323.07      $332.55    $344.03      $355.94     $368.41     $381.28
Variable Component
  ($/MWh) (21)                   $19.78       $20.18      $20.63       $21.61     $22.24       $22.86      $23.52      $24.18
  Steam Price
    ($/Mlb) (22)                $5.2408      $5.3148     $5.5249      $5.7977    $5.9689      $6.1454     $6.3274     $6.5150
  Natural Gas Contract
    Price ($/MMBtu) (23)        $2.9994      $2.9365     $3.0282      $3.0981    $3.1548      $3.2013     $3.2603     $3.2872
  Spot Price of Natural
    Gas ($/MMBtu) (24)          $2.3791      $2.3705     $2.4222      $2.5598    $2.6380      $2.7185     $2.8015     $2.8870
  Natural Gas Resale
    Price ($/MMBtu) (24)        $2.5437      $2.5351     $2.5868      $2.7244    $2.8026      $2.8831     $2.9661     $3.0516



EXISTING PPA BASE CASE

                                                1998        1999       2000        2001      2002          2003      2004      2005
                                                -----       -----      -----       -----     -----         -----     -----     ----
OPERATING REVENUES ($000)
  Phase I (NiMo)                               28,800      31,495     32,079      35,488    37,819        38,741    40,695    41,400
  Phase II (Con Ed)                           127,970     131,134    136,298     140,937   145,529       150,733   155,829   161,274
  Steam Revenue                                     0         238        617       1,044     1,497         1,990     2,531     3,104
  Revenue from the Resale of Natural Gas       15,720      13,353     13,116      11,893    10,978        10,916    10,296     9,930
  Other Income (25)                             1,184       1,205      1,226       1,247     1,269         1,291     1,314     1,337
  Interest Income (26)                          2,078       2,152      2,219       2,288     2,359         2,432     2,507     2,585

Total Operating Revenues                      175,751     179,578    185,555     192,897   199,451       206,103   213,173   219,630

OPERATING EXPENSES ($000)
Fuel Expense                                   37,296      37,902     39,162      41,267    42,487        43,865    45,325    46,630
Fuel Transportation Expense                    47,768      45,377     46,954      46,596    46,984        46,925    47,393    46,594
Labor & Fringes                                 2,607       2,693      2,776       2,863     2,951         3,043     3,137     3,234
Operator Fees                                   2,801       2,903      2,993       2,819     2,357         2,369     2,381     2,395
Routine Maintenance                             2,580       2,652      2,734       2,819     2,906         2,996     3,089     3,185
Deposits to Major Maintenance Fund (27)         4,385       5,007      4,632       2,297     2,161         2,757     6,212     5,688
GE Lease Payment                                1,000       1,000      1,000       1,000     1,000         1,000     1,000     1,000
Materials & Subcontracts                          148         141        146         150       155           160       165       170
Utilities                                       3,801       3,752      3,776       3,783     3,814         3,656     4,056     3,920
Insurance & Property Taxes                      3,348       3,547      3,779       4,012     4,247         4,482     4,719     4,957
Administrative & General                        4,213       4,342      4,476       4,615     4,758         4,906     5,058     5,215
Wheeling Charges                                5,597       5,597      5,597       5,597     5,770         5,949     6,134     6,324
Letter-of-Credit Fees                             403         416        429         442       456           470       484       499
Gross Receipts Tax on Steam Revenue            --               8         22          37        52            70        89       109

Total Operating Expenses                      115,946     115,337    118,477     118,297   120,098       122,648   129,241   129,919

NET OPERATING REVENUES ($000)                  59,805      64,241     67,078      74,600    79,353        83,455    83,932    89,711

ANNUAL DEBT SERVICE
2007 Bonds (28)
                                Principal       3,298       4,822      7,307      11,062    13,529        17,365    19,587    25,230
                                Interest       13,954      13,662     13,202      12,441    11,457        10,206     8,657     6,843
2012 Bonds (29)
                                Principal      --          --         --          --        --            --        --        --
                                Interest       20,385      20,385     20,385      20,385    20,385        20,385    20,385    20,385

Total Annual Debt Service                      37,636      38,869     40,893      43,887    45,371        47,956    48,629    52,457

ANNUAL DEBT SERVICE COVERAGE (30)                1.59        1.65       1.64        1.70      1.75          1.74      1.73      1.71
AVERAGE DEBT COVERAGE (31)                     1.7826




EXISTING PPA BASE CASE

                                            2006          2007         2008          2009          2010          2011     2012 (32)
                                            -----         -----        -----         -----         -----         -----    ---------
PERFORMANCE
Unit 1
  DMNC (kW) (1)                            79,900        79,900       79,900        79,900        79,900        79,900      79,900
  Availability Factor (2)                   93.0%         93.0%        93.0%         93.0%         93.0%         93.0%       93.0%
  Capacity Factor (3)                       65.1%         66.0%        62.5%         68.8%         63.3%         63.3%       56.0%
  Energy Sales to Niagara Mohawk (MWh)
Existing PPA Energy Sales (MWh) (4)       455,561       462,136      437,427       481,645       442,707       442,707     114,513
Amended PPA Energy Sales (MWh) (5)           --            --           --            --            --            --          --
Fixed Energy Sales (MWh) (6)                 --            --           --            --            --            --          --
Delivered Capacity Sales (kW) (7)            --            --           --            --            --            --          --
Unit 2
  DMNC (kW) (1)                           265,000       265,000      265,000       265,000       265,000       265,000     265,000
  Availability Factor (2)                   92.0%         92.0%        92.0%         92.0%         92.0%         92.0%       92.0%
  Capacity Factor (3)                       89.2%         88.3%        88.3%         89.2%         90.2%         90.2%       90.2%
  Energy Sales to Con Ed (MWh)          2,071,617     2,050,260    2,056,366     2,071,617     2,092,974     2,092,974   1,049,604
Steam Sales (Mlbs) (8)                  1,958,051     2,040,475    2,131,278     2,213,069     2,303,398     2,396,529   1,249,687
Contract Fuel Purchased at
  Facility (BBtu)(9)                   26,021,580    26,021,580   26,092,872    26,021,580    26,021,580    26,021,580  13,046,436
Contract Fuel Purchased (BBtu) (10)    28,360,172    28,360,172   28,437,871    28,360,172    28,360,172    28,360,172  14,218,935
Fuel Required for GE
  Plant (BBtu) (11)                         --             --          --             --           --            --           --
Fuel Consumption at the
  Facility (BBtu)(12)                  22,503,055    22,446,625   22,387,839    22,882,949    22,829,634    22,895,367  11,325,160
Fuel for Resale (BBtu) (13)             3,518,525     3,574,955    3,705,033     3,138,631     3,191,946     3,126,213   1,721,276
Spot Market Fuel Purchased
    (BBtu) (14)                            --            --           --            --            --            --          --

COMMODITY PRICES
Electricity Price
  Niagara Mohawk Contract
Existing PPA Fixed Component              $304.26       $307.89      $314.10       $316.46       $322.23       $326.61     $333.16
    ($/kW-yr) (15)
Existing PPA Variable Component            $36.96        $37.96       $39.04        $40.03        $41.19        $42.33      $43.62
    ($/MWh) (16)
Amended PPA Delivered Energy                $0.00         $0.00        $0.00         $0.00         $0.00         $0.00       $0.00
    ($/MWh) (17)
Amended PPA Fixed Component                 $0.00         $0.00        $0.00         $0.00         $0.00         $0.00       $0.00
    ($/MWh) (18)
Amended PPA Delivered Capacity              $0.00         $0.00        $0.00         $0.00         $0.00         $0.00       $0.00
    ($/kW-yr) (19)
  Con Edison Contract
Fixed Component ($/kW-yr) (20)            $394.78       $408.93      $423.65       $439.57       $456.21       $473.59     $491.79
Variable Component ($/MWh) (21)            $24.88        $25.61       $26.35        $27.10        $27.86        $28.67      $29.49
 Steam Price ($/Mlb) (22)                 $6.7084       $6.9078      $7.1134       $7.3254       $7.5438       $7.7690     $8.0011
 Natural Gas Contract Price
   ($/MMBtu) (23)                         $3.3481       $3.4117      $3.4716       $3.5543       $3.6335       $3.7152     $3.2337
 Spot Price of Natural Gas
   ($/MMBtu) (24)                         $2.9751       $3.0658      $3.1593       $3.2557       $3.3550       $3.4573     $3.5626
 Natural Gas Resale Price
   ($/MMBtu) (24)                         $3.1397       $3.2304      $3.3239       $3.4203       $3.5196       $3.6219     $3.7272


EXISTING PPA BASE CASE
                                              2006      2007         2008          2009          2010          2011          2012
                                              -----     -----        -----         -----         -----         -----         ----
OPERATING REVENUES ($000)
  Phase  I(NiMo)                             41,533    42,536       42,580        44,985        44,416        45,282        13,237
  Phase II   (Con Ed)                       166,611   171,652      177,562       184,072       191,018       197,669       102,389
  Steam Revenue                               3,733     4,413        5,163         5,944         6,803         7,730         4,376
  Revenue from the Resale of Natural Gas     10,468    10,960       11,705        10,218        10,709        10,808         5,117
  Other Income (25)                           1,361     1,385        1,409         1,434         1,460         1,486           712
  Interest Income (26)                        2,665     2,748        2,833         2,921         3,011         3,105         1,600

Total Operating Revenues                    226,371   233,695      241,253       249,575       257,417       266,080       127,432

OPERATING EXPENSES ($000)
Fuel Expense                                 48,175    49,747       51,558        52,926        54,669        56,417        24,721
Fuel Transportation Expense                  46,777    47,009       47,168        47,874        48,377        48,948        21,258
Labor & Fringes                               3,335     3,438        3,545         3,654         3,768         3,885         2,002
Operator Fees                                 2,408     2,422        2,436         2,451         2,466         2,482         1,249
Routine Maintenance                           3,284     3,385        3,490         3,598         3,710         3,825         1,972
Deposits to Major Maintenance Fund (27)       5,166     1,409        1,518         1,556           360           219             -
GE Lease Payment                              1,000     1,000        1,000         1,000         1,000         1,000           500
Materials & Subcontracts                        175       180          186           192           198           204           105
Utilities                                     4,025     4,125        4,242         4,350         4,478         4,598         2,270
Insurance & Property Taxes                    5,096     5,236        5,378         5,520         5,664         5,810         2,978
Administrative & General                      5,376     5,543        5,715         5,892         6,075         6,263         3,229
Wheeling Charges                              6,520     6,722        6,930         7,145         7,367         7,595         7,830
Letter-of-Credit Fees                           515       531          547           564           582           600           309
Gross Receipts Tax on Steam Revenue             131       154          181           208           238           271           153

Total Operating Expenses                    131,982   130,902      133,893       136,931       138,951       142,115        68,578

NET OPERATING REVENUES ($000)                94,389   102,793      107,359       112,644       118,466       123,964        58,854

ANNUAL DEBT SERVICE
2007 Bonds (28)
                                Principal    31,657    28,396       --            --            --            --            --
                                Interest      4,524     1,621       --            --            --            --            --
2012 Bonds (29)
                                Principal    --        11,044       42,998        43,905        44,579        55,070        29,403
                                Interest     20,385    20,385       18,449        14,501        10,537         6,377         1,320

Total Annual Debt Service                    56,566    61,447       61,447        58,406        55,117        61,447        30,723

ANNUAL DEBT SERVICE COVERAGE (30)              1.67      1.67         1.75          1.93          2.15          2.02          1.92



AMENDED PPA CASE
                                   1998         1999         2000         2001          2002          2003        2004         2005
                                   -----        -----        -----        -----         -----         -----       -----        ----
PERFORMANCE
Unit 1
  DMNC (kW) (1)                   79,900       79,900       79,900       79,900        79,900        79,900      79,900       79,900
  Availability Factor (2)          93.0%        93.0%        93.0%        93.0%         93.0%         93.0%       93.0%        93.0%
  Capacity Factor (3)              59.1%        89.3%        90.5%        90.2%         91.1%         91.1%       92.3%        92.1%
  Energy Sales to
    Niagara Mohawk (MWh)
Existing PPA Energy
    Sales (MWh) (4)              100,874       --           --           --            --            --          --           --
Amended PPA Energy
    Sales (MWh) (5)              206,670      624,892      633,262      631,401       637,911       637,911     646,318      644,420
Fixed Energy Sales
   (MWh) (6)                     162,700      328,200      353,450      396,700       418,500       430,750     446,850      456,500
Delivered Capacity
    Sales (kW) (7)                34,900       34,900       32,900       27,900        27,900        24,900      27,900       26,900
Unit 2
  DMNC (kW) (1)                  265,000      265,000      265,000      265,000       265,000       265,000     265,000      265,000
  Availability Factor (2)          92.0%        92.0%        92.0%        92.0%         92.0%         92.0%       92.0%        92.0%
  Capacity Factor (3)              91.1%        90.2%        91.1%        91.1%         91.1%         91.1%       92.0%        92.0%
  Energy Sales to
    Con Ed (MWh)               2,114,331    2,092,974    2,120,628    2,114,331     2,114,331     2,114,331   2,142,048    2,135,688
Steam Sales (Mlbs) (8)         1,381,890    1,446,453    1,517,164    1,581,647     1,652,402     1,725,352   1,805,495    1,878,105
Contract Fuel Purchased
  at Facility (BBtu)(9)       26,021,580   26,021,580   26,092,872   26,021,580    26,021,580    26,021,580  26,092,872   26,021,580
Contract Fuel
  Purchased (BBtu) (10)       28,360,172   28,360,172   28,437,871   28,360,172    28,360,172    28,360,172  28,437,871   28,360,172
Fuel Required for
  GE Plant (BBtu) (11)             --           --           --           --            --            --          --           --
Fuel Consumption at the
  Facility (BBtu)(12)         21,972,775   23,368,158   23,693,422   23,671,849    23,771,769    23,821,825  24,161,440   24,153,590
Fuel for Resale
    (BBtu) (13)                4,048,805    2,653,422    2,399,450    2,349,731     2,249,811     2,199,755   1,931,432    1,867,990
Spot Market Fuel
 Purchased (BBtu) (14)              --           --           --           --            --            --          --           --

COMMODITY PRICES
Electricity Price
  Niagara Mohawk Contract
Existing PPA Fixed Component     $272.52        $0.00        $0.00        $0.00         $0.00         $0.00       $0.00        $0.00
    ($/kW-yr) (15)
Existing PPA Variable
   Component ($/MWh) (16)         $30.26        $0.00        $0.00        $0.00         $0.00         $0.00       $0.00        $0.00
Amended PPA Delivered Energy      $26.20       $25.80       $26.90       $28.60        $29.80        $31.10      $32.20       $33.50
    ($/MWh) (17)
Amended PPA Fixed Component       $77.28       $77.84       $79.50       $81.12        $82.80        $84.31      $84.89       $85.36
    ($/MWh) (18)
Amended PPA
   Delivered Capacity
    ($/kW-yr) (19)                $29.69       $30.61       $31.56       $32.54        $33.55        $34.59      $35.66       $36.77
  Con Edison Contract
Fixed Component
  ($/kW-yr) (20)                 $305.38      $310.09      $323.07      $332.55       $344.03       $355.94     $368.41      $381.28
Variable Component
  ($/MWh) (21)                    $19.69       $20.17       $20.62       $21.60        $22.23        $22.87      $23.51       $24.19
  Steam Price ($/Mlb) (22)       $5.2408      $5.3148      $5.5249      $5.7977       $5.9689       $6.1454     $6.3274      $6.5150
  Natural Gas Contract
     Price ($/MMBtu) (23)        $2.9290      $2.8931      $2.9784      $3.0485       $3.1484       $3.1971     $3.2577      $3.2864
  Spot Price of Natural
     Gas ($/MMBtu) (24)          $2.3791      $2.3705      $2.4222      $2.5598       $2.6380       $2.7185     $2.8015      $2.8870
  Natural Gas Resale
     Price ($/MMBtu) (24)        $2.5437      $2.5351      $2.5868      $2.7244       $2.8026       $2.8831     $2.9661      $3.0516



AMENDED PPA CASE

                                             1998      1999         2000     2001          2002          2003       2004       2005
                                             -----     -----        -----    -----         -----         -----      -----      ----
OPERATING REVENUES ($000)
  Phase  I(NiMo)                            43,498    42,737       46,173   51,145        54,596        57,016     59,741     61,543
  Phase II   (Con Ed)                      130,742   132,836      138,039  142,757       147,413       152,213    157,826    162,837
  Steam Revenue                                  0       238          617    1,044         1,497         1,990      2,531      3,104
  Revenue from the
     Resale of Natural Gas                   9,633     6,290        5,812    6,015         5,935         5,980      5,411      5,393
  Other Income (25)                          1,184     1,205        1,226    1,247         1,269         1,291      1,314      1,337
  Interest Income (26)                       2,078     2,152        2,219    2,288         2,359         2,432      2,507      2,585

Total Operating Revenues                   187,133   185,458      194,086  204,495       213,068       220,922    229,330    236,799

OPERATING EXPENSES ($000)
Fuel Expense                                34,400    35,752       36,873   39,298        41,802        43,230     44,778     46,169
Fuel Transportation Expense                 48,668    46,296       47,826   47,157        47,488        47,441     47,864     47,033
Labor & Fringes                              2,607     2,693        2,776    2,863         2,951         3,043      3,137      3,234
Operator Fees                                2,801     2,903        2,993    2,819         2,357         2,369      2,381      2,395
Routine Maintenance                          2,580     2,652        2,734    2,819         2,906         2,996      3,089      3,185
Deposits to Major
    Maintenance Fund (27)                    8,104     3,677        1,959    4,778         4,238         3,312      1,509      1,570
GE Lease Payment                             1,000     1,000        1,000    1,000         1,000         1,000      1,000      1,000
Materials & Subcontracts                       148       141          146      150           155           160        165        170
Utilities                                    3,801     3,752        3,776    3,783         3,814         3,656      4,056      3,920
Insurance & Property Taxes                   3,348     3,547        3,779    4,012         4,247         4,482      4,719      4,957
Administrative & General                     4,213     4,342        4,476    4,615         4,758         4,906      5,058      5,215
Wheeling Charges                             5,597     5,597        5,597    5,597         5,770         5,949      6,134      6,324
Letter-of-Credit Fees                          403       416          429      442           456           470        484        499
Gross Receipts Tax
   on Steam Revenue                            --          8           22       37            52            70         89        109

Total Operating Expenses                   117,670   112,776      114,387  119,370       121,994       123,083    124,463    125,779

NET OPERATING REVENUES ($000)               69,464    72,682       79,699   85,125        91,074        97,839    104,867    111,020

ANNUAL DEBT SERVICE
2007 Bonds (28)
                           Principal         3,298     4,822        7,307   11,062        13,529        17,365     19,587     25,230
                           Interest         13,954    13,662       13,202   12,441        11,457        10,206      8,657      6,843
2012 Bonds (29)
                           Principal             -         -            -        -             -             -          -          -
                            Interest         20,385    20,385       20,385   20,385        20,385        20,385    20,385     20,385

Total Annual Debt Service                    37,636    38,869       40,893   43,887        45,371        47,956     48,629    52,457

ANNUAL DEBT SERVICE COVERAGE (30)              1.85      1.87         1.95     1.94          2.01          2.04       2.16      2.12
AVERAGE DEBT COVERAGE (31)                   1.8793


AMENDED PPA CASE
z

                                            2006          2007         2008          2009          2010          2011     2012 (32)
                                            -----         -----        -----         -----         -----         -----    -----
PERFORMANCE
Unit 1
  DMNC (kW) (1)                            79,900        79,900       79,900        79,900        79,900        79,900        79,900
  Availability Factor (2)                   93.0%         93.0%        93.0%         93.0%         93.0%         93.0%         93.0%
  Capacity Factor (3)                       92.1%         92.1%        92.3%         92.1%         92.1%         92.1%         93.3%
  Energy Sales to Niagara
     Mohawk (MWh)
Existing PPA Energy
    Sales (MWh) (4)                          --            --           --            --            --            --            --
Amended PPA Energy
    Sales (MWh) (5)                       644,420       644,420      646,318       644,420       644,420       644,420       190,860
Fixed Energy Sales (MWh) (6)              467,350       479,300      242,600        --            --            --            --
Delivered Capacity Sales (kW) (7)          25,900        24,500       79,900        79,900        79,900        79,900        79,900
Unit 2
  DMNC (kW) (1)                           265,000       265,000      265,000       265,000       265,000       265,000       265,000
  Availability Factor (2)                   92.0%         92.0%        92.0%         92.0%         92.0%         92.0%         92.0%
  Capacity Factor (3)                       92.0%         92.0%        92.0%         92.0%         92.0%         92.0%         92.0%
  Energy Sales to Con Ed (MWh)          2,135,688     2,135,688    2,142,048     2,135,688     2,135,688     2,135,688     1,071,024
Steam Sales (Mlbs) (8)                  1,958,051     2,040,475    2,131,278     2,213,069     2,303,398     2,396,529     1,249,687
Contract Fuel Purchased
    at Facility (BBtu)(9)              26,021,580    26,021,580   26,092,872    26,021,580    26,021,580    26,021,580    13,046,436
Contract Fuel
    Purchased (BBtu) (10)              28,360,172    28,360,172   28,437,871    28,360,172    28,360,172    28,360,172    14,218,935
Fuel Required for GE
    Plant (BBtu) (11)                     --             --            --             --           --          --             --
Fuel Consumption at
    the Facility (BBtu)(12)            24,218,177    24,284,378   24,423,806    24,421,789    24,493,083    24,566,161    12,378,988
Fuel for Resale (BBtu) (13)             1,803,403     1,737,202    1,669,066     1,599,791     1,528,497     1,455,419       667,448
Spot Market Fuel
   Purchased (BBtu) (14)                    --            --           --            --            --          --             --

COMMODITY PRICES
Electricity Price
  Niagara Mohawk Contract
Existing PPA Fixed Component               $0.00         $0.00        $0.00         $0.00         $0.00         $0.00         $0.00
    ($/kW-yr) (15)
Existing PPA Variable
   Component ($/MWh)(16)                   $0.00         $0.00        $0.00         $0.00         $0.00         $0.00         $0.00
Amended PPA Delivered Energy              $34.90        $35.90       $36.70        $37.70        $38.70        $40.10        $41.40
    ($/MWh) (17)
Amended PPA Fixed Component               $85.87        $86.93       $87.18         $0.00         $0.00         $0.00         $0.00
    ($/MWh) (18)
Amended PPA Delivered Capacity            $37.91        $39.08       $40.29        $41.54        $42.83        $44.16        $45.53
    ($/kW-yr) (19)
  Con Edison Contract
Fixed Component ($/kW-yr) (20)           $394.78       $408.93      $423.65       $439.57       $456.21       $473.59       $491.79
Variable Component ($/MWh) (21)           $24.89        $25.61       $26.35        $27.11        $27.89        $28.70        $29.53
  Steam Price ($/Mlb) (22)               $6.7084       $6.9078      $7.1134       $7.3254       $7.5438       $7.7690       $8.0011
  Natural Gas Contract
    Price ($/MMBtu) (23)                 $3.3502       $3.4166      $3.4801       $3.5635       $3.6461       $3.7306       $3.1226
  Spot Price of Natural
    Gas ($/MMBtu) (24)                   $2.9751       $3.0658      $3.1593       $3.2557       $3.3550       $3.4573       $3.5626
  Natural Gas Resale
    Price ($/MMBtu) (24)                 $3.1397       $3.2304      $3.3239       $3.4203       $3.5196       $3.6219       $3.7272



AMENDED PPA CASE
                                         2006          2007         2008          2009          2010          2011          2012(32)
                                         -----         -----        -----         -----         -----         -----         -----
OPERATING REVENUES ($000)
  Phase  I(NiMo)                        63,602        65,759       48,090        27,614        28,361        29,370         8,965
  Phase II   (Con Ed)                  168,223       173,834      179,818       185,838       192,273       198,964       103,067
  Steam Revenue                          3,733         4,413        5,163         5,944         6,803         7,730         4,376
  Revenue from the Resale of
     Natural Gas                         5,365         5,326        5,273         5,208         5,128         5,032         2,378
  Other Income (25)                      1,361         1,385        1,409         1,434         1,460         1,486           712
  Interest Income (26)                   2,665         2,748        2,833         2,921         3,011         3,105         1,600

Total Operating Revenues               244,949       253,464      242,586       228,960       237,036       245,685       121,099

OPERATING EXPENSES ($000)
Fuel Expense                            47,726        49,329       51,121        52,684        54,438        56,244        23,106
Fuel Transportation Expense             47,288        47,567       47,845        48,378        48,965        49,558        21,294
Labor & Fringes                          3,335         3,438        3,545         3,654         3,768         3,885         2,002
Operator Fees                            2,408         2,422        2,436         2,451         2,466         2,482         1,249
Routine Maintenance                      3,284         3,385        3,490         3,598         3,710         3,825         1,972
Deposits to Major
   Maintenance Fund (27)                 4,630         9,927          710         3,046         1,379           508             0
GE Lease Payment                         1,000         1,000        1,000         1,000         1,000         1,000           500
Materials & Subcontracts                   175           180          186           192           198           204           105
Utilities                                4,025         4,125        4,242         4,350         4,478         4,598         2,270
Insurance & Property Taxes               5,096         5,236        5,378         5,520         5,664         5,810         2,978
Administrative & General                 5,376         5,543        5,715         5,892         6,075         6,263         3,229
Wheeling Charges                         6,520         6,722        6,930         7,145         7,367         7,595         7,830
Letter-of-Credit Fees                      515           531          547           564           582           600           309
Gross Receipts Tax on
  Steam Revenue                            131           154          181           208           238           271           153

Total Operating Expenses               131,508       139,560      133,325       138,684       140,327       142,841        66,999

NET OPERATING REVENUES ($000)          113,442       113,904      109,262        90,276        96,710       102,844        54,100

ANNUAL DEBT SERVICE
2007 Bonds (28)
                       Principal        31,657        28,396         --            --            --            --            --
                       Interest          4,524         1,621         --            --            --            --            --
2012 Bonds (29)
                       Principal          --          11,044       42,998        43,905        44,579        55,070        29,403
                       Interest         20,385        20,385       18,449        14,501        10,537         6,377         1,320

Total Annual
  Debt Service                          56,566        61,447       61,447        58,406        55,117        61,447        30,723

ANNUAL DEBT SERVICE
   COVERAGE (30)                          2.01          1.85         1.78          1.55          1.75          1.67          1.76

                       Footnotes to Existing PPA Base Case
                            and the Amended PPA Case



1. Represents the Phase I and Phase II contract capacity tested output under the Niagara Mohawk PPA and the Con Edison PPA.

2.   Availability as estimated by Beck.

3. Capacity factors based on annual dispatch factor as estimated by Slater Consulting adjusted for the assumed availability. For the Amended PPA Case the capacity factor for 1998 is a weighted average based on the dispatch factors for the Existing and Amended PPA Cases.

4. Existing PPA Energy Sales is equal to the energy sales to NiMo under the existing PPA in MWh calculated as the capacity of 79,900 kW times the capacity factor. For the Amended PPA Case, in 1998 this is based on sales between January 1 and June 30, 1998.

5. Delivered Energy Sales is equal to the energy sales to NiMo and potentially third parties under the Amended PPA in MWh calculated as the capacity of 79,900 kW times the capacity factor. For the Amended PPA Case, in 1998 this is based on sales between July 1 and December 31, 1998.

6. Fixed Energy Sales is equal to the contract year (July 1 - June 30) Annual Contract Volume in MWh per Attachment I-A in the Amended PPA, which quantity has been prorated on a calendar year basis.

7. Delivered Capacity Sales is equal to the DMNC less the maximum Monthly Contract Quantity of Capacity.

8. Steam sales as estimated by the Partnership based on 237,750 pph in 1998 and assumed to increase at the rate of 3.1 percent per year, minus 80,000 pph supplied by GEP.


9. Contract fuel purchased at the Facility for Phase I and Phase II based on net purchases of 21,357 MMBtu per day and 55,935 MMBtu per day, respectively, less a reduction in the Phase I Paramount contract quantity of 6,000 MMBtu per day.


10. Contract fuel purchased for Phase I and Phase II based on purchases of 23,391 MMBtu per day and 60,308 MMBtu per day, respectively, less a reduction in the Phase I Paramount contract quantity for the capacity release of 6,000 MMBtu per day.

11. No auxiliary fuel consumption has been projected by the Partnership since the dispatch factors projected by Slater are sufficiently high to forecast that at least one unit will be on line at all times.


12. Fuel consumption at the Facility is based on varying levels of dispatch of Phase I and Phase II and upon the level of steam sales and Phase I start-up fuel as estimated by the Partnership.


13. Fuel for Resale is equal to (1) Phase I net fuel purchases at the Facility of 21,357 MMBtu per day less the reduction in the Phase I Paramount contract quantity of 6,000 MMBtu per day, less the fuel consumed by Phase
     I, plus; (2) Phase II net fuel purchases at the Facility of 55,935 MMBtu per day less the fuel consumed by Phase II.

14. Fuel for supplemental firing is included in Fuel Consumption. The Partnership estimates that enough contract fuel will be available to meet supplemental firing fuel requirements and that no spot market purchases will be necessary.


15. The fixed component from the Existing Niagara Mohawk PPA includes a contractual capacity payment of $12.54 per kW-month through 2002, $13.19 per kW-month through 2007, and $13.29 per kW-month through the remainder of the term of the Existing Niagara Mohawk PPA, all less a discount of $2.05 per kW-month for those hours Phase I is dispatched on line; plus a fixed transportation charge of $6.4157 per kW-month in January 1990 escalating at one-half the rate of change in the CPI-NJ, assumed to be 3.1 percent per year for the period beyond which actual indices were available, plus a fixed O&M payment of $3.1158 per kW-month in January 1990 escalating at the rate of change in the CPI-NJ. For the Amended PPA Case the Existing PPA Fixed Component is based on an annual weighted average dispatch factor for the Existing and Amended PPA Case.

                       Footnotes to Existing PPA Base Case
                      and the Amended PPA Case (continued)

16. The variable component Existing Niagara Mohawk PPA includes an energy payment of $1.4286 per MMBtu on April 1, 1988 escalated each April 1 by the rate of change in Niagara Mohawk's weighted average cost of No. 6 fuel oil and natural gas, which is assumed to escalate at the rate of 3.1 percent per year for the period beyond which actual indices were available; plus a variable transportation charge equal to $6.6732 per MWh in December 1993 escalated monthly at one-half the rate of change in the CPI-NJ, plus a variable O&M payment of $4.013 per MWh on March 1, 1989 escalating at the rate of change in the CPI-NJ. For the Amended PPA Case the Existing PPA Variable Component is based on an annual weighted average dispatch factor for the Existing and Amended PPA Cases.

17. The Amended PPA Delivered Energy payment is equal to the Market Energy Price which is based upon an economic dispatch analysis prepared by Slater Consulting.

18. The Amended PPA Fixed Component payment is equal to the sum of (1) the Contract Capacity Payment, plus; (2) the Energy Payment, plus; (3) the Transportation Payment, plus; (4) the Operation and Maintenance Payment;
     (5) less the Market Energy Price which has been deducted. Each component is adjusted by the DMNC Adjustment. The Contract Capacity Payment is stipulated for the term of the Agreement and is equal to $73.83 per MWh and $73.60 per MWh for the first 2 contract years. The Energy Payment is stipulated by the Agreement to be $15.80 per MWh and $15.95 per MWh for the first 2 contract years, or until the Independent System Operator is established. The Transportation Payment is stipulated by the Agreement to be $7.15 per MWh and $7.35 per MWh for the first 2 contract years, or until the Independent System Operator is established. The Operation and Maintenance Payment is stipulated by the Agreement to be $6.70 per MWh and $6.89 per MWh for the first 2 contract years, or until the Independent System Operator is established. The DMNC adjustment is a factor which is equal to the current DMNC divided by 79.9 MW. The Transportation Price and the O&M Price are adjusted by the Inflation Escalation Factor which is equal to the latest CPI - All Urban Consumers for New York - Northern New Jersey-Long Island, all Items divided by the CPI for July 1998 which is
     173.0. The Market Energy Price is equal to $26.30 per MWh in the first contract year as estimated by Slater.


19. The Amended PPA Delivered Capacity payment is equal to the Slater market price for capacity which is estimated to be $2.40 per kW-month in 1997 and is escalated at the assumed rate of change in the CPI of 3.1 percent per year.


20. The fixed component from the Con Edison PPA is equal to $10.0476 per kW-month in June 1992 escalated monthly be a factor of 1.00407, plus a fixed O&M component of $1.90 per kW-month escalated from March 1, 1989 at the rate of change in the CPI-NJ, plus a fixed transportation charge of $37.1083 per MMBtu on March 1, 1989 escalated at one-half the rate of change in the CPI-NJ based on: (1) the contractual base daily quantity of gas of 48,250 MMBtu, (corresponding to a DMNC of 252.3 MW) adjusted for the actual DMNC of 265 MW, up to a maximum DMNC of 265 MW; and (2) the annual availability.

21. The variable component Con Edison PPA includes a fuel payment of $1.49 per MMBtu on April 1, 1988 escalated at the rate of change of the NY-RWAP, which is assumed to escalate at the rate of 3.1 percent per year for the period beyond which the actual indices were available; plus a variable O&M payment of $2.00 per MWh on March 1, 1989 escalated monthly at the rate of change in the CPI-NJ; plus a savings component equal to 50 percent of the difference between the aggregate fuel supply and transportation costs of Selkirk Phase II and the aggregate ceiling price under the Con Edison PPA.

22. Steam price is equal to GEP's avoided cost of producing steam which is calculated as the sum of an overhead component of $0.179 per Mlb and a variable component of $0.89 per Mlb, both in March 1989, and escalated at the rate of change in the CPI-NJ; plus a fuel component of $3.218 per Mlb in March 1989 escalated at the rate of change in Niagara Mohawk's weighted average cost of fossil fuel assumed to be 3.1 percent per year, as estimated by the Partnership and reviewed by the Gas Consultant.

23. Natural gas contract price represents the weighted average of Phase I and Phase II contract prices calculated by Beck based on contract pricing estimated by the Partnership and reviewed by the Gas Consultant.

                       Footnotes to Existing PPA Base Case
                      and the Amended PPA Case (continued)

24. Spot gas price and resale gas price as estimated by the Partnership, and reviewed by the Gas Consultant.


25. Includes peak shaving and additional gas transportation revenue. Peak shaving revenue as estimated by the Partnership and reviewed by the Gas Consultant equal to $717,000 per year in 1998 dollars escalated at one-half the assumed rate of change in the CPI-NJ. Additional gas transportation revenue as estimated by the Partnership and reviewed by the Gas Consultant equal to $317,000 per year in 1998 dollars escalated at one-half the assumed rate of change in the CPI-NJ.

26. Interest income as estimated by the Partnership for the November 1997 Independent Engineer's Report based upon historical balances in all Partnership funds and a rate of return of 5.19 percent per year for 1998 and assumed to escalate at 3.1 percent per year based upon increases in the net operating revenue.


27. Major Maintenance fund deposits based on equivalent operating hours under each of Existing PPA Base Case and Amended PPA Case operating conditions which reflect the different dispatch assumptions. The Existing PPA Base Case deposits are in accordance with the revised Schedule 6.11 of the Trust Indenture. The Amended PPA Case deposits are estimated using the projected dispatch assumptions provided by Slater Consulting.

28. Debt service on the 2007 bonds based on a principal amount of the 2007 Bonds of $165,000,000 and an interest rate of 8.65 percent per year, semi-annual principal payments beginning June 26, 1996.

29. Debt service on the 2012 bonds based on a principal amount of the 2012 Bonds of $227,000,000 and an interest rate of 8.98 percent per year, semi-annual principal payments beginning December 26, 2007.

30. Annual debt service coverage calculated as net revenues divided by total debt service.

31. Average debt service coverage calculated as total net revenues divided by total debt service for the period beginning January 1, 1998 and ending June 26, 2012.

32. Represents partial year based on final amortization of the Bonds on June 26, 2012.

                                  ATTACHMENT C



                          SELKIRK COGEN PARTNERS, L.P.


                          SELKIRK COGEN PARTNERS, L.P.

                              OFFICER'S CERTIFICATE

                                 August 31, 1998


Bankers Trust Company,
  as Trustee
Corporate Trust Department
4 Albany Street
New York, New York  10006

Ladies and Gentlemen:


     This Officer's Certificate is being delivered by the undersigned, Selkirk Cogen Partners, L.P., a Delaware limited partnership (the "Partnership"), pursuant to Section 6.20 of the Trust Indenture dated as of May 1, 1994 among the Partnership, Selkirk Cogen Funding Corporation and Bankers Trust Company, as Trustee (the "Indenture").

     The Partnership has entered into the following transactions, which collectively are referred to in this Officer's Certificate as the "Unit l Restructuring": (1) the restructuring of the NIMO Power Purchase Agreement between the Partnership and NIMO pursuant to the Master Restructuring Agreement dated as of July 9, 1997 among NIMO, the Partnership and other IPP's, as amended, (2) the execution, delivery and performance of the agreements listed on Exhibit A to this Officer's Certificate, and (3) the completion of the other transactions listed on Exhibit A. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in Exhibit A and in the Indenture.

     The Partnership hereby certifies to you as follows:

1. The undersigned officer of JMC Selkirk, Inc., the Managing General Partner, is its Authorized Representative, has read the provisions of Section 6.20 and related definitions of the Indenture and has reviewed the documents which comprise the Unit 1 Restructuring and made such other examination or investigation as is necessary to enable the Partnership to express an informed opinion as to the matters addressed by this Officer's Certificate.

2. The implementation of the Unit 1 Restructuring, including (a) the execution, delivery and performance of the Amended and Restated NIMO Power Purchase Agreement, the Amended Paramount Contract and the Amended TransCanada Agreement, and the termination of the NIMO License Agreement, could not reasonably be expected to result in a Material Adverse Change. As required by Section 6.20(a)(i) of the Indenture, the foregoing determination is concurred with by the Independent Engineer in the Independent Engineer's Certificate addressed to you and dated August 31, 1998, executed by R.W. Beck, Inc. (the "Independent Engineer's Certificate") and, with respect to the Amended

               24 Power Park Drive, Selkirk, New York 12158-2299
                Telephone (518) 475-5773 Telefax (518) 475-5199

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                                                                              SC


     Paramount Contract and the Amended TransCanada Agreement, by the Gas Consultant in the Gas Consultant's Certificate addressed to you and dated August 28, 1998, executed by C.C. Pace Resources (the "Gas Consultant's Certificate").

3. After giving effect to the implementation of the Unit 1 Restructuring, including the execution, delivery and performance of the Amended and Restated NIMO Power Purchase Agreement, the Amended Paramount Contract and the Amended TransCanada Agreement, and the termination of the NIMO License Agreement, the minimum annual Projected Debt Service Coverage Ratio will be equal to or exceed 1.5:1 and the average annual Projected Debt Service Coverage Ratio for the remaining term of the Bonds will be equal to or exceed 1.75:1. As required by Section 6.20(a)(ii) of the Indenture, the foregoing determination is concurred with in the Independent Engineer's Certificate. The full calculation of the Projected Debt Service Coverage Ratio (together with supporting documentation) is set forth in Attachment B to the Independent Engineer's Certificate.

4. The Partnership's entering into the Additional Contracts listed on Exhibit A could not reasonably be expected to result in a Material Adverse Change and would not impair the ability of the Partnership to perform its obligations under the other Project Agreements. As required by Section 6.20(c)(i) of the Indenture, the foregoing determination is concurred with in the Independent Engineer's Certificate and, to the extent such matters relate to the Partnership's fuel supply, in the Gas Consultant's Certificate.

5. The Partnership will be furnishing to the Collateral Agent the Ancillary Documents related to the Additional Contracts listed on Exhibit A within a reasonable period, to the extent required under Section 6.20(c)(i)(B) of the Indenture. The Partnership was unable to obtain a Consent or Opinion of Counsel with respect to the other IPP parties to the MRA or to the Allocation Agreement using commercially reasonable efforts, due to the large number of Persons involved.

6. With respect to each of the transactions which comprise the Unit 1 Restructuring, the Partnership has complied with the covenants set forth in
     Section 6.20 of the Indenture, and no Event of Default under this Indenture has occurred and is continuing.

                                       2

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                                                                              SC


     IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the date first written above.



                                        SELKIRK COGEN PARTNERS, L.P.

                                        By: JMC SELKIRK, INC.,
                                            its Managing General Partner



                                        By: /s/John R. Cooper
                                            ---------------------------
                                            Name:   John R. Cooper
                                            Title:  Vice-President

                                                                              SC

                                   EXHIBIT A
                             RESTRUCTURING DOCUMENTS


1. Master Restructuring Agreement dated as of July 9, 1997 among Niagara Mohawk Power Corporation ("NIMO"), Selkirk Cogen Partners, L.P. (the "Partnership") and the other IPP's named therein (as amended, the "MRA")

     a.   First Amendment  dated March 31, 1998

     b.   Second Amendment dated April 21, 1998

     c.   Third Amendment dated April 30, 1998

     d.   Fourth Amendment dated May 7, 1998

     e.   Fifth Amendment dated June 2, 1998


2. Allocation Agreement dated April 21, 1998 among the Partnership and certain other IPP's (as amended, the "Allocation Agreement")

     a.   First Amendment dated May 7, 1998


3. Amended and Restated Power Purchase Agreement dated as of July 1, 1998 between the Partnership and NIMO (the "Amended and Restated NIMO Power Purchase Agreement")

4. Mutual General Release and Agreement dated as of July 1, 1998 between the Partnership and NIMO (the "Mutual Release")

5. Second Amended and Restated Gas Contract dated May 6, 1998 between the Partnership and Paramount Resources Limited ("Paramount") (the "Amended Paramount Contract")

6. Agreement with respect to Gas Transportation dated as of May 6, 1998 between the Partnership and Paramount (the "Paramount Transportation Agreement")

7.   Amendment to Gas Transportation Agreement dated as of July 20, 1998 between
     the  Partnership  and  TransCanada  Pipelines  Ltd.   ("TransCanada")  (the
     "Amended TransCanada Agreement")

8. Three-party agreement with respect to Items 6 and 7 above dated as of July 20, 1998 among the Partnership, Paramount and TransCanada (the "TransCanada Consent")

9. The Partnership's agreement with NIMO (contained in the Mutual Release) to terminate the existing License Agreement dated as of October 23, 1992 between the Partnership and NIMO (the "License Agreement")